SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported) September 6, 1996

                              BALCOR GROWTH FUND
               A REAL ESTATE INVESTMENT FOR CAPITAL APPRECIATION
               -------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-15646
- --------------------------------        --------------------------------
State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3378299
- --------------------------------        --------------------------------
Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
- --------------------------------
Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
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Post Lake Apartments

In 1986, through two joint ventures, the Partnership obtained approximately a 37% interest in Post Lake Apartments, Cobb County, Georgia. An affiliate of the General Partner and an entity managed by an affiliate of the General Partner also hold interests in the property (together with the Partnership, the "Joint Venture Partners"). The Joint Venture Partners made total capital contributions of approximately $10,323,000 towards the purchase of the property, of which the Partnership's share was approximately $3,828,000. The property was acquired subject to first mortgage financing in the amount of $16,575,000.

On September 6, 1996, the joint venture which owns the property (the "Joint Venture") contracted to sell the property for a sale price of $26,600,000 to an unaffiliated party, RJR Properties, Inc., a Florida corporation. The purchaser has deposited $500,000 into an escrow account as earnest money. The remaining portion of the sale price will be payable in cash at closing, scheduled for September 19, 1996. From the proceeds of the sale, the Joint Venture will pay the outstanding balance of the first mortgage loan which is expected to be approximately $15,036,000 at closing, approximately $353,000 as a prepayment penalty and $266,000 to an unaffiliated party as a brokerage commission. The Joint Venture will receive the remaining proceeds of approximately $10,945,000, less closing costs, of which the Partnership's share is expected to be $4,059,000, less the Partnership's share of closing costs. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Joint Venture for actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.


ITEM 5.  OTHER EVENTS
- -------------------------------------------

Redwood Shores Apartments

The Partnership holds, through two joint ventures, an interest in Redwood Shores Apartments, Redwood City, California. As previously reported, on June 12, 1996, the joint venture which owns the property contracted to sell the property for a sale price of $37,000,000 to an unaffiliated party, Security Capital Pacific Trust, a Maryland real estate investment trust. The purchaser has exercised its option under the agreement of sale and extended the closing to September 23, 1996.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) Agreement of Sale and attachment thereto relating to the sale of Post Lake Apartments, Cobb County, Georgia.

          (99) Letter Agreements dated July 12, 1996 and August 9, 1996 related to the sale of Redwood Shores Apartments, Redwood City, California.

     No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.
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Signature
- -------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                    BALCOR GROWTH FUND
                    A REAL ESTATE INVESTMENT FOR CAPITAL
                    APPRECIATION

                         By:  Balcor Partners-XX, an Illinois general
                              partnership, its general partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:  /s/ Jerry M. Ogle
                              ------------------------------------
                                  Jerry M. Ogle, Vice President
                                  and Secretary


Dated:  September 18, 1996
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